UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     SEPTEMBER 26, 2003
                                                ________________________________


                 AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    1-9259                     94-3008908
_______________________________________________________________________________
(State or other jurisdiction     (Commission File              (IRS Employer
of incorporation)                    Number)                 Identification No.)


555 CALIFORNIA STREET, 4TH FLOOR, SAN FRANCISCO, CALIFORNIA               94104
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code         (415) 765-1814
                                                  ______________________________


                                  INAPPLICABLE
________________________________________________________________________________
          (Former name or former address if changed since last report)



Exhibit Index located on page 4.

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

         On September 26, 2003, Airlease Ltd., a California limited partnership (the "Company"), completed the sale of an off-lease MD-81 aircraft to OLSF, L.L.C., a Delaware limited liability company (the "Buyer"), pursuant to an Aircraft Sales Agreement, dated as of August 12, 2003 (the "Sales Agreement"), among Wachovia Bank, National Association as trustee, the Company and the Buyer, as amended by a First Amendment to Aircraft Sales Agreement, dated as of September 26, 2003 (together with the Sales Agreement, the "Agreement"), among the same parties. As part of the sale of this asset, the Company also sold two engines installed on the aircraft, installed or attached appliances, parts, instruments and other equipment, related flight, engineering and maintenance documents and data, and related operational and maintenance records. In addition to providing for the sale of these assets, the Agreement also provides for the sale of two other similar aircraft (both are off-lease MD-81 aircraft) and related assets by the Company, the first of which sales was completed on August 12, 2003 (as previously reported by the Company) and the last of which is expected to be completed within the next four months. The consideration paid to the Company in connection with sale of assets completed on September 26, 2003 was $1,200,000, as purchase price, plus a $100,000 deposit. The consideration paid to the Company in connection with sale of assets completed on August 12, 2003 was $1,200,000, as purchase price, plus a $100,000 deposit. The combined $200,000 deposit now held by the Company will be credited against the $1,200,000 purchase price for the third aircraft (which would be payable to the Company at the time that this aircraft is sold to Buyer pursuant to the Agreement). The obligations of the Buyer under the Agreement are guaranteed by GA Telesis Turbine Technologies, L.L.C. The total consideration paid and payable to the Company for assets sold pursuant to the Agreement was determined through arm's length negotiations between representatives of the Company and the Buyer.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

NUMBER            EXHIBIT

2.1 Aircraft Sales Agreement, dated as of August 12, 2003, among Wachovia Bank, National Association as trustee, Airlease Ltd., a California limited partnership, and OLSF, L.L.C., a Delaware limited liability company (exhibits omitted). (The Company agrees to furnish supplementally copies of omitted exhibits to the Securities and Exchange Commission upon request.)

2.2 First Amendment to Aircraft Sales Agreement, dated as of September 26, 2003, among Wachovia Bank, National Association as trustee, Airlease Ltd., a California limited partnership, and OLSF, L.L.C., a Delaware limited liability company (exhibits omitted). (The Company agrees to furnish supplementally copies of omitted exhibits to the Securities and Exchange Commission upon request.)


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRLEASE LTD., A CALIFORNIA LIMITED
                                    PARTNERSHIP



                                    By:      Airlease Management Services, Inc.
                                             General Partner



                                    By: /s/ DAVID B. GEBLER
                                        __________________________________
                                         David B. Gebler
                                         Chairman, Chief Executive Officer

Dated: October 2, 2003


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


                                  EXHIBIT INDEX


NUMBER            EXHIBIT

2.1 Aircraft Sales Agreement, dated as of August 12, 2003, among Wachovia Bank, National Association as trustee, Airlease Ltd., a California limited partnership, and OLSF, L.L.C., a Delaware limited liability company (exhibits omitted). (The Company agrees to furnish supplementally copies of omitted exhibits to the Securities and Exchange Commission upon request.)

2.2 First Amendment to Aircraft Sales Agreement, dated as of September 26, 2003, among Wachovia Bank, National Association as trustee, Airlease Ltd., a California limited partnership, and OLSF, L.L.C., a Delaware limited liability company (exhibits omitted). (The Company agrees to furnish supplementally copies of omitted exhibits to the Securities and Exchange Commission upon request.)


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